                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          --------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 July 11, 2001



                            FMC TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                      1-16489                  36-4412642
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
   of incorporation)                 File Number)            Identification No.)



     200 East Randolph Drive, Chicago, Illinois                     60601
     -----------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)



                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code
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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished as part of this report to the extent described in Item 9.


  Exhibit
  Number                        Topic                            Presenter
--------------------------------------------------------------------------------
Exhibit 99a              FMC Technologies, Inc.             Joseph H. Netherland
--------------------------------------------------------------------------------


Item 9. Regulation FD Disclosure. Representatives from FMC Technologies, Inc. held meetings with investment analysts from various firms in New York, NY on July 11, 2001 and July 12, 2001. A slide presentation made at the meetings by Joseph H. Netherland, Chief Executive Officer and President, FMC Technologies, Inc. is attached hereto as an exhibit to this report. The furnishing of this information is not intended to, and does not, constitute a determination by FMC Technologies, Inc. that the information is material or that investors should consider this information before deciding to buy or sell FMC Technologies, Inc. securities.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FMC TECHNOLOGIES, INC.


                            By /s/ Ronald D. Mambu
                               ----------------------------
                             Ronald D. Mambu
                             Vice President and Controller



Date: July 12, 2001